UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	May 31, 2005
CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(513) 870-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On May 31, 2005, Cincinnati Financial Corporation entered into a 364-day credit agreement with Fifth Third Bank as described under Item 2.03 below, which description is incorporated by reference to Item 2.03.  Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Bancorp.  Cincinnati Financial Corporation is the beneficial owner of approximately 13 percent of the outstanding common stock of Fifth Third Bancorp.  The credit transaction was effected on an arm’s length basis.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

As noted in Item 1.01 above, on May 31, 2005 Cincinnati Financial Corporation entered into a 364-day credit agreement with Fifth Third Bank.  The credit agreement provides for an unsecured $50 million line of credit available for Cincinnati Financial Corporation’s general corporate purposes.  The line of credit is subject to interest equal to the higher of (a) the interest rate publicly announced periodically by Fifth Third Bank as its base rate and (b) 0.50 percent above the federal funds rate and is calculated on a 365/366-day basis.  The maturity date for the credit agreement is May 30, 2006.  CFC Investment Company, a wholly owned subsidiary of Cincinnati Financial Corporation, also is a borrower under the credit agreement.

Item 7.01 Regulation FD Disclosure.

On May 27, 2005, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

On June 1, 2005, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation to Present at Sandler O’Neill & Partners, L.P. 2005 Financial Services Conference.” The news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

On June 2, 2005, Cincinnati Financial Corporation issued the attached news release “Delaware Agency Appointed to Represent The Cincinnati Insurance Company.” The news release is furnished as Exhibit 99.3 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1 – 364-Day Credit Agreement by and among Cincinnati Financial Corporation and CFC Investment Company, as Borrowers, and Fifth Third Bank, as Lender.

Exhibit 99.1 – News release dated May 27, 2005, titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.”

Exhibit 99.2 – News release dated June 1, 2005, titled “Cincinnati Financial Corporation to Present at Sandler O’Neill & Partners, L.P. 2005 Financial Services Conference.”

Exhibit 99.3 – News release dated June 2, 2005, titled “Delaware Agency Appointed to Represent The Cincinnati Insurance Company.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: June 2, 2005

/s/ Kenneth W. Stecher

Kenneth W. Stecher

Chief Financial Officer, Senior Vice President, Secretary and Treasurer

(Principal Accounting Officer)